UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation or organization)	1-12284 (Commission File Number)	98-0101955 (I.R.S. Employer Identification Number)

10901 West Toller Drive, Suite 300 Littleton, Colorado (Address of principal executive offices)	80127-6312 (Zip Code)

Registrant’s telephone number, including area code: (303) 830-9000

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Dealer Manager Agreement

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit
No.	Description
10.1	Dealer Manager Agreement, dated as of June 10, 2004, between Golden Star Resources Ltd. and BMO Nesbitt Burns Inc. and Harris Nesbitt Corp. in connection with the tender offer by Golden Star Resources Ltd. for all of the outstanding common shares of IAMGold Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 7, 2004

Golden Star Resources Ltd.
By:	/s/ Allan J. Marter
Allan J. Marter Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Dealer Manager Agreement, dated as of June 10, 2004, between Golden Star Resources Ltd. and BMO Nesbitt Burns Inc. and Harris Nesbitt Corp. in connection with the tender offer by Golden Star Resources Ltd. for all of the outstanding common shares of IAMGold Corporation.